SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 1998


  Waste Management, Inc. (Exact name of Registrant as specified in its charter)


  Delaware                          1-12154                     73-1309529
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


1001 Fannin Street, Suite 4000
Houston, Texas                                                        77002
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (713) 512-6200


                            USA Waste Services, Inc.
             (Former name or address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

          On July 16, 1998, pursuant to an Agreement and Plan of Merger, dated as of March 10, 1998 (the "Merger Agreement"), among Waste Management, Inc. (formerly known as USA Waste Services, Inc.), a Delaware corporation (the "Registrant"), Dome Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Dome Merger Subsidiary"), and Waste Management Holdings, Inc. (formerly known as Waste Management, Inc.), a Delaware corporation ("Old Waste Management"), Dome Merger Subsidiary merged with and into Old Waste Management (the "Merger"). Old Waste Management was the surviving corporation in the Merger, and is now a wholly owned subsidiary of the Registrant ("Waste Management Holdings"). In the Merger, each outstanding share of common stock, par value $1.00 per share, of Old Waste Management, other than shares held in Old Waste Management's treasury or owned by the Registrant or any wholly owned subsidiary of the Registrant or of Old Waste Management, was converted into the right to receive 0.725 of a share of common stock, par value $0.01 per share, of the Registrant (the "Registrant Common Stock"). The Merger is expected to be accounted for as a pooling of interests.

          In connection with the Merger, the name of Old Waste Management was changed to "Waste Management Holdings, Inc." and the name of the Registrant was changed to "Waste Management, Inc.".

          On July 15, 1998, the Registrant and Old Waste Management issued a joint press release announcing that they had reached an agreement in principle with the Antitrust Division of the Department of Justice in connection with the Merger, and that their respective stockholders had approved certain matters related to the Merger at special meetings held on July 15, 1998. On July 16, 1998, the Registrant issued a press release announcing the consummation of the Merger. A copy of each press release is attached as an exhibit hereto and is incorporated by reference herein.

Item 5.  Other Events.

          (a) On July 16, 1998, the Registrant, Waste Management Holdings and Harris Trust and Savings Bank, as Trustee, entered into a First Supplemental Indenture (the "Supplemental Indenture") with respect to the Indenture, dated as of January 24, 1995, between Old Waste Management and NationsBank of Georgia, National Association, pursuant to which Old Waste Management issued Convertible Subordinated Notes due 2005 (the "Convertible Notes"). The Supplemental Indenture provides that the Convertible Notes will, upon conversion pursuant to their terms, be convertible into shares of Registrant Common Stock. A copy of the Supplemental Indenture is attached as an exhibit hereto and is incorporated by reference herein.

          (b) On July 16, 1998, the Registrant and Waste Management Holdings executed guarantees whereby each will guarantee certain of the outstanding indebtedness of the other.


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Copies of these guarantees are attached as exhibits hereto and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

  (a)     Financial statements of businesses acquired.

          The required financial statements of Old Waste Management will be filed by the Registrant by amendment within the prescribed time period.

  (b)     Pro forma financial information.

          The required pro forma financial information will be filed by the Registrant by amendment within the prescribed time period.

  (c)     Exhibits.

          See the Index to Exhibits attached hereto.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WASTE MANAGEMENT, INC.
                                    (formerly known as USA Waste Services, Inc.)



Date:     July 16, 1998              /s/ Gregory T. Sangalis
                                    ------------------------
                                    Name:  Gregory T. Sangalis
                                    Title: Vice President and Secretary



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                                  EXHIBIT INDEX


Exhibit
  No.          Description
  ---          -----------

  2 Agreement and Plan of Merger, dated as of March 10, 1998, among USA Waste Services, Inc., Dome Merger Subsidiary, Inc. and Waste Management, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus included as part of the Registrant's Registration Statement on Form S-4 (File No. 333-56113) filed on June 5, 1998).

  3.1 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant, filed July 16, 1998.

  3.2 Conformed copy of Restated Certificate of Incorporation of the Registrant, as amended as of July 16, 1998.

  10.1 Supplemental Indenture, dated as of July 16, 1998, by and among the Registrant, Waste Management Holdings, Inc. and Harris Trust and Savings Bank.

  10.2 Guarantee, dated as of July 16, 1998, made by the Registrant in favor of holders of the Liquid Yield Option Notes due 2010 (Zero Coupon Subordinated) of Waste Management Holdings.

  10.3 Guarantee, dated as of July 16, 1998, made by the Registrant in favor of holders of the Liquid Yield Option Notes due 2012 (Zero Coupon Subordinated) of Waste Management Holdings.

  10.4 Guarantee, dated as of July 16, 1998, made by the Registrant in favor of holders of the 8 3/4% Debentures due 2018 of Waste Management Holdings.

  10.5 Guarantee, dated as of July 16, 1998, made by the Registrant in favor of holders of the Convertible Subordinated Notes due 2005 of Waste Management Holdings.

  10.6 Guarantee, dated as of July 16, 1998, made by the Registrant in favor of holders of the 6 5/8% Notes due July 15, 2002, 6% Notes due November 2, 1998, 7% Notes due October 15, 2006, 7.10% Notes due August 1, 2026, 7 1/8% Notes due June 15, 2001, 6.7% Notes due


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               2001, 6 1/4% Notes due April 1, 1999, 6 1/4% Notes due October
               15, 2000, 6.65% Notes due May 15, 2005, 7% Notes due May 15,
               2005, 8 1/4% Notes due November 15, 1999, Step-Up Notes due April 30, 2004 and 6 3/8% Notes due December 1, 2003 of Waste Management Holdings.

  10.7 Guarantee, dated as of July 16, 1998, made by the Registrant in favor of holders of the Step-Up Notes due October 1, 2002 and 7.65% Debentures due March 15, 2011 of Waste Management Holdings.

  10.8 Guarantee, dated as of July 16, 1998, made by Waste Management Holdings in favor of holders of 4% Convertible Subordinated Notes due 2002 of the Registrant.

  10.9 Guarantee, dated as of July 16, 1998, made by Waste Management Holdings in favor of holders of 7% Senior Notes due 2004, 7 1/8% Senior Notes due 2007, 6 1/2% Senior Notes due 2002, 7 1/8% Senior Notes due 2017, 7% Senior Notes due 2028 and 6 1/8% Mandatorily Tendered Senior Notes due 2011 of the Registrant.

  10.10 Guarantee, dated as of July 16, 1998, made by Waste Management Holdings in favor of holders of 5% Convertible Subordinated Notes due 2006 of the Registrant.

  10.11 Guarantee, dated as of July 16, 1998, made by Waste Management Holdings in favor of holders of 4 1/2% Convertible Subordinated Notes due 2001 of the Registrant.

  99.1 Joint press release dated July 15, 1998 issued by the Registrant and Old Waste Management.

  99.2         Press Release dated July 16, 1998 issued by the Registrant.